UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported): April 27, 2017

THE GORMAN-RUPP COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-6747	34-0253990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 South Airport Road, Mansfield, Ohio	44903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (419) 755-1011

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2017, The Gorman-Rupp Company issued a news release announcing its financial results for the first quarter ended March 31, 2017.  This news release is included as Exhibit 99 and is being furnished, not filed, with the Current Report on Form 8-K.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the shareholders of the Company was held on April 27, 2017 in Mansfield, Ohio (“Annual Meeting”). As of the record date, there were a total of 26,093,123 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 22,118,869 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each such matter.

1.	Fix the number of Directors of the Company at eight and to elect eight Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The voting results were as follows:
	For	Withheld	Broker Non-Votes
James C. Gorman	19,081,782	256,363	2,780,724
Jeffrey S. Gorman	19,090,782	247,363	2,780,724
M. Ann Harlan	18,773,893	564,252	2,780,724
Thomas E. Hoaglin	18,742,236	595,909	2,780,724
Christopher H. Lake	18,749,258	588,887	2,780,724
Kenneth R. Reynolds	19,084,612	253,533	2,780,724
Rick R. Taylor	19,074,714	263,431	2,780,724
W. Wayne Walston	18,777,278	560,867	2,780,724
2.	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers. The voting results were as follows:
For	Against	Abstain	Broker Non-Votes
19,173,057	118,466	46,622	2,780,724
3.	Approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named Executive Officers. The voting results were as follows:
Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
16,907,548	53,902	2,325,590	51,105	2,780,724

In the Company’s 2017 Proxy Statement, the Company’s Board of Directors recommended to shareholders that an advisory vote on the compensation paid to the Company’s named Executive Officers be conducted every year.

4.	Ratify the appointment by the Audit Review Committee of the Board of Directors of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2017. The voting results were as follows:
For	Against	Abstain
22,028,725	73,565	16,579

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
(99)      News Release dated April 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

	By	/s/ Brigette A. Burnell
Brigette A. Burnell
General Counsel and Corporate Secretary

April 27, 2017

EXHIBIT INDEX

Exhibit
(99) News Release dated April 27, 2017